                                                                     EXHIBIT 3.3

                                   RESTATED
                         CERTIFICATE OF INCORPORATION
                                      OF
                            CYBERIAN OUTPOST, INC.

                        Adopted in accordance with the
                      provisions of Sections 242 and 245
            of the General Corporation Law of the State of Delaware
            -------------------------------------------------------

    Cyberian Outpost, Inc., a Delaware corporation, hereby certifies as follows:

    1. The name of the corporation is Cyberian Outpost, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was June 10, 1998.

    2. This Restated Certificate of Incorporation amends and restates the provisions of the Certificate of Incorporation of said corporation and was duly adopted pursuant to resolutions adopted by the Board of Directors and Stockholders of the corporation in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (the "Delaware General Corporation Law").

    3. The text of the Certificate of Incorporation is hereby amended and restated to read in its entirety as follows:


    FIRST: The name of the corporation is Cyberian Outpost, Inc. (the "Corporation").

    SECOND: The address of the registered office of the Corporation in the State of Delaware is 1013 Centre Road, City of Wilmington, County of New Castle; and the name of the registered agent of the Corporation in the State of Delaware is The Prentice-Hall Corporation System, Inc.

    THIRD: The purpose of the Corporation is to engage in any lawful act or activity or carry on any business for which corporations may be organized under the Delaware General Corporation Law or any successor statue.

    FOURTH:

    A.  Designation and Number of Shares.
        --------------------------------

    The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 60,000,000 shares, consisting of 50,000,000 shares of common stock, par value $.01 per share (the "Common Stock") and 10,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock").

     A statement of the designations of the different classes of stock of the Corporation and of the powers, preferences and rights, and the qualifications, limitations or restrictions thereof, and of the authority conferred upon the Board of Directors to fix by resolution or resolutions any of the foregoing in connection with the creation of one or more series of Preferred Stock and the limitation of variations between or among such series, is set forth below in this Article FOURTH.

     B.   Preferred Stock
          ---------------

          1. Shares of Preferred Stock may be issued in one or more series at such time or times and for such consideration as the Board of Directors may determine.

          2. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the establishment and/or issuance of any series of Preferred Stock, the designation of such series and the powers, preferences and rights of the shares of such series, and the qualifications, limitations or restrictions thereof, to the fullest extent such authority may be conferred upon the Board of Directors under the Delaware General Corporation Law, including, without limitation, the authority to fix the following:

          (a) The distinctive designation and number of shares comprising such series, which number may (except where otherwise provided by the Board of Directors in creating such series) be increased or decreased (but not below the number of shares then outstanding) from time to time by action of the Board of Directors;

          (b) The rate of dividends, if any, on the shares of that series, whether dividends shall be (i) non-cumulative, (ii) cumulative to the extent earned or (iii) cumulative (and, if cumulative, from which date or dates), whether dividends shall be payable in cash, property or rights, or in shares of the Corporation's capital stock, and the relative rights of priority, if any, of payment of dividends on shares of that series over shares of any other series or class;

          (c) Whether the shares of that series shall be redeemable and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption (which amount may vary under different conditions and at different redemption dates) or the property or rights, including securities of any other corporation, payable in case of redemption;

          (d) Whether the series shall have a sinking fund for the redemption or purchase of shares of that series and, if so, the terms and amounts payable into such sinking fund;

          (e) The rights to which the holders of the shares of that series shall be entitled in the event of the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, and the relative rights of priority, if any, of payment of shares of that series in any such event;

          (f) Whether the shares of that series shall be convertible into or exchangeable for shares of stock of any other class or any other series and, if so, the terms and conditions of such conversion or exchange, including the rate or rates of conversion or exchange, the date or dates upon or after which they shall be convertible or exchangeable, the period or periods during which they shall be convertible or exchangeable, the event or events upon or after which they shall be convertible or exchangeable or at whose option they shall be convertible or exchangeable, and the method (if any) of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

          (g) Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such additional shares of such series or shares of such other series;

          (h) Whether or not the shares of that series shall have voting rights, the extent of such voting rights on specified matters or on all matters, the number of votes to which the holder of a share of such series shall be entitled in respect of such share, whether such series shall vote generally with the Common Stock on all matters or (either generally or upon the occurrence of specified circumstances) shall vote separately as a class or with other series of Preferred Stock; and

          (i) Any other preferences, privileges and powers and relative, participating, optional or other special rights and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of this Restated Certificate of Incorporation and to the full extent now or hereafter permitted by the Delaware General Corporation Law.

     C.   Designation of Series A Convertible Preferred Stock, Series B
          -------------------------------------------------------------
Convertible Preferred Stock and Series C Convertible Preferred Stock. Of the
--------------------------------------------------------------------
10,000,000 shares of Preferred Stock, 4,200,000 shares are designated as set forth in this Article FOURTH, paragraph C. There is hereby established a series of Preferred Stock designated the "Series A Convertible Preferred Stock" (the "Series A Preferred"), consisting of 700,000 shares of Preferred Stock, $.01 par value per share, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as set forth on Exhibit A attached hereto and made a part hereof. There is hereby
             ---------
established a series of Preferred Stock designated the "Series B Convertible Preferred Stock" (the "Series B Preferred"), consisting of 500,000 shares of Preferred Stock, $.01 par value per share, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as set forth on Exhibit B attached hereto and
                                                ---------
made a part hereof. There is hereby established a series of Preferred Stock designated the "Series C Convertible Preferred Stock" (the "Series C Preferred"), consisting of 3,000,000 shares of Preferred Stock, $.01 par value per share, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as set forth on Exhibit C attached hereto and made a part hereof.
             ---------

     D.   Common Stock.
          ------------

     The relative powers, preferences, rights, qualifications, limitations and restrictions of the shares of the Common Stock are as follows:

          1.   Dividends. Subject to the preferential rights, if any, of the
               ---------
Preferred Stock, the holders of shares of Common Stock shall be entitled to receive, when and if declared by the Board of Directors, out of the assets of the Corporation which are by law available therefor, dividends payable either in cash, in property, or in shares of Common Stock.

          2.   Liquidation. In the event of any liquidation, dissolution or
               -----------
winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any Preferred Stock shall be entitled, the holders of Common Stock shall be entitled to share ratably in the remaining assets of the Corporation.

          3.   Voting. The holders of the Common Stock are entitled to one vote
               ------
for each share held. There shall be no cumulative voting.

     FIFTH: The Corporation is to have perpetual existence.

     SIXTH: The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

     A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Restated Certificate of Incorporation or the By-Laws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

     B. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

     C.   Following the closing of a Qualified Public Offering, as defined in
Section 3(b) of Exhibit C of this Restated Certificate of Incorporation, any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.

     D. Following the closing of a Qualified Public Offering, special meetings of the stockholders may only be called by the Board of Directors.

     SEVENTH: A. Following the closing of a Qualified Public Offering, subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Board of Directors.

     B. Effective upon the closing of a Qualified Public Offering, the Board of Directors of the Corporation shall be divided into three classes, as nearly equal in number as reasonably possible, with the term of office of the first class to expire at the 1999 annual meeting of stockholders or any special meeting in lieu thereof, the term of office of the second class to expire at the 2000 annual meeting of stockholders or any special meeting in lieu thereof, and the term of office of the third class to expire at the 2001 annual meeting of stockholders or any special meeting in lieu thereof. At each annual meeting of stockholders or special meeting in lieu thereof following such initial classification, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders or special meeting in lieu thereof after their election and until their successors are duly elected and qualified.

     C. Following the closing of a Qualified Public Offering, subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause may be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director. In the event of any increase or decrease in the authorized number of directors, (i) each director then serving as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current term or his prior death, retirement, removal or resignation and (ii) the newly created or eliminated directorships resulting from such increase or decrease shall if reasonably possible be apportioned by the Board of Directors among the three classes of directors so as to ensure that no one class has more than one director more than any other class. To the extent reasonably possible, consistent with the foregoing rule, any newly created directorships shall be added to those classes whose terms of office are to expire at the latest dates following such allocation and newly eliminated directorships shall be subtracted from those classes whose terms of office are to expire at the earliest dates following such allocation, unless otherwise provided for from time to time by resolution adopted by a majority of the directors then in office, although less than a quorum.

     D. Following the closing of a Qualified Public Offering, advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the By-Laws of the Corporation.

     E. Following the closing of a Qualified Public Offering, subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause by the affirmative vote of the holders of a majority of the outstanding shares of capital stock then entitled to vote at an election of the directors. A director may be removed for cause only after a reasonable notice and opportunity to be heard by the stockholders.

     EIGHTH: The Board of Directors is expressly empowered to adopt, amend or repeal By-Laws of the Corporation. Any adoption, amendment or repeal of the By-Laws of the Corporation by the Board of Directors shall require the approval of a majority of the Board of Directors. The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation; provided, that, following
                                                       --------
the closing of a Qualified Public Offering, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least seventy percent (70%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the By-Laws of the Corporation.

     NINTH: A. To the fullest extent permitted by the Delaware General Corporation Law as the same now exists or may hereafter be amended, the Corporation shall indemnify, and advance expenses to, its directors and officers and to any person who is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, if such person was or is made a party to or is threatened to be made a party to or is otherwise involved (including, without limitation, as a witness) in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan; provided, that except with respect to proceedings to enforce rights to
      --------
indemnification or as is otherwise required by law, the By-Laws of the Corporation may provide that the Corporation shall not be required to indemnify, and advance expenses to, any director, officer or other person in connection with a proceeding (or part thereof) initiated by such director, officer or other person, unless such proceeding (or part thereof) was authorized by the Board of Directors and shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such person, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses under this Article NINTH or otherwise. The Corporation, by action of its Board of Directors, may provide indemnification or advance expenses to employees and agents of the Corporation or other persons only on such terms and conditions and to the extent determined by the Board of Directors in its sole and absolute discretion.

     B. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall not be deemed exclusive of any other rights to which a person seeking indemnification or advancement of expenses may be entitled under any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office.

     C. The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, or of a partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power to indemnify such person against such liability under this Article NINTH.

     D. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article NINTH shall, unless otherwise specified when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person. The indemnification and rights to advancement of expenses that may have been provided to an employee or agent of the Corporation by action of the Board of Directors, pursuant to the last sentence of paragraph 1 of this Article NINTH, shall, unless otherwise specified when authorized or ratified, continue as to a person who has ceased to be an employee or agent of the Corporation and shall inure to the benefit of the heirs, executors and administrators of such person, after the time such person has ceased to be an employee or agent of the Corporation, only on such terms and conditions and to the extent determined by the Board of Directors in its sole discretion. No repeal or amendment of this Article NINTH shall adversely affect any rights of any person pursuant to this Article NINTH which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.

     TENTH: No director shall be personally liable to the Corporation or its stockholders for any monetary damages for breaches of fiduciary duty as a director, notwithstanding any provision of law imposing such liability; provided that this provision shall not eliminate or limit the liability of a director, to the extent that such liability is imposed by applicable law, (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) under Section 174 or successor provisions of the Delaware General Corporation Law; or (iv) for any transaction from which the director derived an improper personal benefit. This provision shall not eliminate or limit the liability of a director for any act or omission if such elimination or limitation is prohibited by the Delaware General Corporation Law. No amendment to or repeal of this provision shall apply to or have any effect on the liability or alleged liability of any director for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. If the Delaware General Corporation Law is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

     ELEVENTH: The Corporation reserves the right to amend or repeal any provision contained in this Restated Certificate of Incorporation in the manner prescribed by the Delaware General Corporation Law and all rights conferred upon stockholders are granted subject to this reservation; provided that, following
                                                      --------
the closing of a Qualified Public Offering, in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least seventy percent (70%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to (i) reduce the number of authorized shares of Common Stock or the number of authorized shares of Preferred Stock set forth in Article FOURTH or (ii) amend, alter or repeal, or adopt any provision inconsistent with, Articles SIXTH,

SEVENTH, EIGHTH, NINTH, TENTH, and this Article ELEVENTH of this Restated Certificate of Incorporation.

     TWELFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the Delaware General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the Delaware General Corporation Law, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths (3/4) in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by its President, Secretary and Treasurer this 30th day of June, 1998.

                                             CYBERIAN OUTPOST, INC.


                                             By:  /s/    KATHERINE N. VICK
                                             -----------------------------------
                                                           Katherine N. Vick
                                              President, Secretary and Treasurer

                                   EXHIBIT A

                 TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK
                                      OF
                            CYBERIAN OUTPOST, INC.



     DESIGNATION OF SERIES A CONVERTIBLE PREFERRED STOCK. There is hereby
     ----------------------------------------------------
established a series of Preferred Stock designated "Series A Convertible Preferred Stock" (the "Series A Preferred"), consisting of 700,000 shares, $.01
                       ------------------
par value per share, and having the relative rights, designations, preferences, qualifications, privileges, limitations, and restrictions applicable thereto as follows:

     1.  DIVIDEND PROVISIONS. Except as may be otherwise approved in writing by
         -------------------
the holders of a majority of the outstanding shares of Series A Preferred:

               (a) The holders of the shares of Series A Preferred shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series A Preferred which is equal to the product of (i) the number of shares of Common Stock into which one share of Series A Preferred is convertible at the time of declaration of such dividend, multiplied by (ii) the aggregate amount per share of Common Stock of all cash dividends and the aggregate amount per share (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors of the Corporation) of all non-cash dividends or other distributions on the Common Stock, when, as and if a dividend is declared on the shares of Common Stock. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on the Common Stock, so that the Series A Preferred participates equally with the Common Stock in such dividend or distribution with respect to the number of shares of Common Stock into which the Series A Preferred is then convertible pursuant to Section 3 hereof.

               (b) So long as any Series A Preferred shall remain outstanding, no deposit, payment, dividend or other distribution shall be paid or made on any other class of stock of the Corporation and no shares of any other class of stock of the Corporation shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation other than, (i) except as may be otherwise provided in this Restated Certificate of Incorporation, including in any class or series designation concerning any capital stock of the Corporation (as such may be amended from time to time), or (ii) upon exercise of the Corporation's rights or a stockholder's rights under any restricted stock purchase agreement (or any similar agreement pursuant to which the Corporation is obligated to redeem its stock) in effect as of the Effective Date (as defined below in Section 3(k) of this Exhibit A) or otherwise pursuant to incentive stock plans of the Corporation in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c) of this Exhibit A, or (iii) upon the exercise of a stockholder's put rights in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c) of this Exhibit A, or (iv) by exchange therefor of shares of the stock of the Corporation.

          Subject to the above limitations and to the provisions of Section 6 of this Exhibit A, dividends may be paid on any class of stock of the Corporation out of any funds legally available for such purpose when and as declared by the Board of Directors.

          Notwithstanding the foregoing, the provisions of this Section 1 of Exhibit A shall not apply to any dividend of shares of Common Stock declared and paid to the holders of Common Stock declared by the Board of Directors of the Corporation in connection with and prior to the Corporation's initial public offering (the "IPO Stock Dividend"), provided that the Corporation makes the
               ------------------
adjustment set forth in Section 3(e)(i) of this Exhibit A.

     2.   LIQUIDATION PREFERENCE. Except as may be otherwise approved in writing
          ----------------------
by the holders of a majority of the outstanding shares of Series A Preferred:

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series A Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, (i) before any distribution or payment shall be made in respect of the holders of shares of Common Stock but pari passu with holders of Series B Preferred and Series C Preferred, a liquidation distribution in an amount equal to the Series A Original Issuance Price (as defined below in Section 3(k) of this Exhibit A) per share, plus an amount equal to all declared dividends thereon to the date fixed for such distribution or payment, and then (ii) to share with the holders of shares of Common Stock, Series B Preferred and Series C Preferred as if the shares of Series A Preferred, Series B Preferred and Series C Preferred were then converted into shares of Common Stock. If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment in full to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the amounts to which they are each entitled in preference to holders of shares of Common Stock, then all of such available assets shall be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred ratably in proportion to the liquidation payment otherwise due pursuant to clause (i) above to each such holder.

          (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or the consolidation or merger of any other corporation or corporations into the Corporation, or the sale or transfer by the Corporation of all or substantially all of its assets or the effectuation by the Corporation or any holders of its capital stock of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is sold, transferred or otherwise disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this
Section 2 of Exhibit A.

     3.   CONVERSION. The holders of the shares of Series A Preferred shall have
          ----------
conversion rights as follows:

          (a) OPTIONAL CONVERSION.  The holder of any shares of Series A
              -------------------
Preferred shall have the right, at such holder's option, at any time or from time to time by the giving of written notice thereof to the Corporation (the "Conversion Date") to convert all or any of such shares of Series A Preferred
----------------
into such number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Series A Original Issuance Price by the number of shares of Series A Preferred being converted, and dividing the product thereof by the Series A Conversion Price (as hereinafter defined) (as last adjusted and then in effect) for the shares of Series A Preferred then being converted. The conversion price per share (the "Series A Conversion Price") at which shares of
                                 -------------------------
Common Stock shall be issuable shall be Three Dollars and Forty Cents ($3.40) per share; provided, however, that the Series A Conversion Price shall be
           --------
subject to adjustment as set forth in Section 3(e) of this Exhibit A. The holder of any shares of Series A Preferred converted into shares of Common Stock pursuant to this Section 3(a) of Exhibit A shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares being converted up to and including the Conversion Date.

          (b) MANDATORY CONVERSION.  Upon the consummation of a public offering
              --------------------
of shares of Common Stock registered pursuant to the Securities Act of 1933, as amended, in which the gross proceeds to the Corporation exceed Ten Million Dollars ($10,000,000) and as the result of which shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (a "Series A Event of Conversion"), all shares of
                                  ----------------------------
Series A Preferred then outstanding shall, by virtue of and simultaneously with the occurrence of the Series A Event of Conversion and without any action on the part of the holder thereof, be deemed automatically converted into such whole number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Series A Original Issuance Price by the number of shares of Series A Preferred being converted, and dividing the product thereof by the Series A Conversion Price (as last adjusted and then in effect) for the shares of Series A Preferred being converted (such Series A Conversion Price being subject to adjustment as set forth in Section 3(e) of this Exhibit A). The holder of any shares of Series A Preferred converted into shares of Common Stock pursuant to this Section 3(b) of Exhibit A shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares of Series A Preferred up to and including the Conversion Date.

          (c) PROCEDURE FOR CONVERSION.  Upon conversion of the shares of Series
              ------------------------
A Preferred pursuant to Section 3(a) of this Exhibit A, the holder of any shares of Series A Preferred shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series A Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, a check or cash in respect of any fractional interest in a share of Common Stock as provided in
Section 3(d) of this Exhibit A and a check or cash in payment of all declared but unpaid dividends, if any (to the extent permissible under law), payable with respect to the shares of Series A Preferred so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Series A Conversion Price for the Series A Preferred shall be that in effect on the Conversion Date.

          (d)  ADDITIONAL CONVERSION PROVISIONS.  The following additional terms
               --------------------------------
shall apply upon any conversion of the Series A Preferred:

               (i) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series A Preferred. If more than one share of Series A Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series A Preferred so surrendered. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series A Preferred the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as defined below) of a share of Common Stock as of the date of conversion, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

               (ii) For the purpose of any computation pursuant to this Section 3(d) of Exhibit A, the Current Market Price at any date of one share of Common Stock shall be deemed to be the closing price as of the day before the day in question. If the Common Stock is not traded in such manner that the closing price is readily available, the Current Market Price shall be determined in good faith by the Directors of the Corporation.

          (e)  ADJUSTMENTS TO SERIES A CONVERSION PRICE. The Series A Conversion
               ----------------------------------------
Price shall be subject to adjustment from time to time as follows:

               (i)  STOCK DIVIDENDS, SPLIT-UPS, ETC.  If, at any time after the
                    -------------------------------

Effective Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series A Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred shall be increased in proportion to such increase in outstanding shares.

               (ii)  COMBINATIONS. If, at any time after the Effective Date, the
                     ------------
number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series A Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series A Preferred shall be decreased in proportion to such decrease in outstanding shares.

               (iii) REORGANIZATIONS, RECLASSIFICATIONS, ETC. In case, at any
                     ---------------------------------------
time after the Effective Date, of any Capital Events (as defined below in Section 3(k) of this Exhibit A) each share of Series A Preferred shall after such Capital Event be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Series A Preferred of the full amount to which they respectively shall have been entitled pursuant to Section 2 of this Exhibit A) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and asset shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such Capital Event) upon conversion of such shares would have been entitled upon such Capital Event. The provisions of
Section 3(e)(iii) of this Exhibit A shall similarly apply to successive Capital Events.

               (iv)  DILUTIVE ISSUANCES.
                     ------------------

                     (1) If the Corporation shall at any time or from time to time after the Effective Date issue any shares of Common Stock other than Excluded Stock (as defined below in Section 3(k) of this Exhibit A) without consideration or for a consideration per share less than the Series A Conversion Price then in effect (such issuance being referred to in this clause (iv) as a "Series A Dilutive Issuance"), the Series A Conversion Price in effect
 --------------------------
immediately prior to such Series A Dilutive Issuance shall be reduced with effect from the first to occur of (A) the record date for the issuance of the securities or (B) the date of original issuance (as the case may be the "Issue
                                                                         -----
Date"), so that it shall equal the price determined by multiplying the Series A
----
Conversion Price by a fraction (i) the numerator of which shall be (X) the number of shares of Common Stock outstanding at the close of business on the day next preceding the Issue Date, plus (Y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the Series A Dilutive Issuance would purchase at the Series A

Conversion Price, and (ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Issue Date after giving effect to such Series A Dilutive Issuance.

                    (2) For the purposes of any adjustment of the Series A Conversion Price pursuant to this clause (iv), the following provisions shall apply:

                         (A)  In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts or commissions allowed or paid by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (B)  In the case of the issuance of Common Stock for a
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof to the Corporation as determined in good faith by the Board of Directors, irrespective of any accounting treatment.

                         (C)  In the case of the issuance of (i) options to
purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                              (I)   the shares of Common Stock deliverable upon
exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B), above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                              (II)  the shares of Common Stock deliverable upon
conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B), above);

                              (III) on any change in the number of shares or
exercise price of Common Stock deliverable upon exercise of any such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Series A Conversion Price shall forthwith be readjusted to such Series A Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                              (IV) on the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series A Conversion Price shall forthwith be readjusted to such Series A Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

               (v) All calculations under this paragraph (e) shall be made to the nearest one-tenth (1/10) of a share or to the nearest one tenth (1/10) of a cent, as the case may be.

               (vi) In any case in which the provisions of this Section 3(e) of Exhibit A shall require that an adjustment shall become effective immediately after a record date for an event the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series A Preferred converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 3(d) of this Exhibit A; provided, however,
                                                          --------  -------
that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, immediately upon the occurrence of the event requiring such adjustment.

               (vii) The Corporation will not voluntarily, by amendment of this Restated Certificate of Incorporation, or through any reorganization, transfer of assets, merger, dissolution, issuance or sale or securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 of Exhibit A and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series A Preferred against impairment.

          (f) Whenever the Series A Conversion Price of the Series A Preferred shall be adjusted as provided in Section 3(e) of this Exhibit A, the Corporation shall forthwith file, at the office of the transfer agent for the Series A Preferred or at such other place as may be designated by the Corporation, a statement showing in detail the facts requiring such adjustment and the Series A Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first-class certified mail, return receipt requested, postage prepaid, to each holder of shares of any series of preferred stock in respect of which an adjustment to the Series A Conversion Price was required to be made at his address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3(g) of this Exhibit A.

          (g) If the Corporation shall propose to take any action of the types described in clauses (i), (ii), (iii) or (iv) of Section 3(e) of this Exhibit A, the Corporation shall give notice to each holder of shares of Series A Preferred in the manner set forth in Section 3(f) of this Exhibit A, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series A Conversion Price and the number, kind or series of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of each such series of Series A Preferred. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Notwithstanding the foregoing Sections 3(f) and this 3(g) of Exhibit A, with respect to the IPO Stock Dividend, the statement and notice required to be delivered to the stockholders under Sections 3(f) and this 3(g) of Exhibit A shall be delivered as soon as practicable after the IPO Stock Dividend is declared.

          (h) The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series A Preferred; provided, however, that the Corporation shall not be required to pay any taxes
-----------------
which may be payable in respect of any transfer involved in the issuance of delivery of any certificate for such shares in a name other than that of the holder of the shares of Series A Preferred in respect of which such shares are being issued.

          (i) The Corporation shall reserve and at all times from and after such date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series A Preferred, sufficient shares to provide for the conversion of all outstanding shares of Series A Preferred and shall take all action as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of shares of Series A Preferred.

          (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

          (k)  DEFINITIONS.  As used herein, the following terms have the
               -----------
following meanings:

               (i)   "Capital Events" means any capital reorganization,
                      --------------
recapitalization, or any reclassification of the stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or the sale or other disposition of all or substantially all of the properties and assets of the Corporation to any person or third party.

               (ii)  "Effective Date" means the date of the filing with the
                      --------------
Secretary of State of Delaware of the Certificate of Merger between the Corporation and Cyberian Outpost, Inc., a Connecticut corporation, in which the Corporation is the surviving corporation.

               (iii) "Excluded Stock" means shares of Common Stock issued by the
                      --------------
Corporation: (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) upon conversion of the shares of Series A Preferred, Series B Preferred or Series C Preferred at any time outstanding, (C) to officers, employees or directors of, or consultants to, the Corporation (whether as an issuance of Common Stock, options to purchase or rights to subscribe for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities), in each case approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common
             -----------------
Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation to which this clause (C) shall apply shall not exceed the number of shares issuable under the incentive stock option plans of the Corporation in effect on the Effective Date or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c)(ix) of this Exhibit A (including any Common Stock issued pursuant to the exercise of any such options), and (D) pursuant to any options (other than those described in (C), above), warrants or other rights outstanding on the Effective Date.

               (iv)  "Person" means any corporation, general or limited
                      ------
partnership, limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

               (v)   "Series A Original Issuance Price" means Three Dollars and
                      --------------------------------
Forty Cents ($3.40).

               (vi) "Subsidiary" means with respect to any Person (the "Owner"),
                     ----------                                         -----
any corporation or other Person of which securities or other interests having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Corporation.

     4.   STATUS OF CONVERTED STOCK.  If any shares of Series A Preferred shall
          -------------------------
be converted pursuant to Section 3 of this Exhibit A, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

     5.   REDEMPTION.  Shares of Series A Preferred are not redeemable.
          ----------

     6.   VOTING RIGHTS.
          -------------

          (a) GENERAL.  Except as otherwise provided below, on all matters
              -------
submitted to a vote of the holders of shares of Common Stock, the holder of each share of Series A Preferred shall have the right to one vote for each Common Share into which such Series A Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of such shares of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the By-Laws of the Corporation and shall be entitled to vote, together with holders of shares of Common Stock with respect to any question upon which holders of shares of Common Stock have the right to vote.

          (b) ELECTION OF DIRECTORS.  Except as may be otherwise approved by
              ---------------------
vote or by the written consent of the holders of a majority of the shares of Series A Preferred then outstanding, the Board of Directors shall consist of up to 7 members. The holders of the Series A Preferred, voting as a separate class, shall have the right to elect one (1) director. Except as may otherwise be provided by law or in this Restated Certificate of Incorporation, the holders of the Common Stock shall have the right to elect the remaining members of the Board of Directors and the Series A Preferred shall not be entitled to vote in the election of the remaining members of the Board of Directors. Each director shall be elected at the annual meeting of shareholders and shall serve until his successor is elected and qualified or until his earlier resignation or removal. Any director who shall have been elected by the holders of Series A Preferred may be removed during his term of office, without cause, by and only by, the affirmative vote of the holders of a majority of the shares of Series A Preferred then outstanding, given at a special meeting of such shareholders duly called for that purpose, and any vacancy thereby created may be filled by the holders of the Series A Preferred represented at that meeting.

          (c)  PROTECTIVE PROVISIONS.  So long as twenty-five percent (25%) or
               ---------------------
more of the shares of Series A Preferred are outstanding, the Corporation shall not, and shall not attempt to, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series A Preferred, voting as a separate class:

               (i) authorize any additional shares of Series A Preferred, or authorize and issue any shares of (a) any class or series of equity security having superior rights to the Series A Preferred as to dividends (except for the Series C Preferred), redemptions, or as to payment upon liquidation, dissolution or a winding up of the Corporation, or otherwise, or (b) any notes or debt securities convertible into or exchangeable for any equity securities or containing profit participation features;

               (ii) redeem or repurchase outstanding Common Stock in excess of an aggregate of 75,000 shares, provided that the Corporation may redeem shares of Common Stock from persons having been granted and exercised stock options pursuant to the Corporation's incentive stock plans as in effect as of the Effective Date, or as may be approved from time to time by the Corporation and by the holders of the Series A Preferred pursuant to Section 6(c)(ix) of this Exhibit A;

               (iii) enter into any agreement that would restrict the Corporation's ability to perform its obligations under any agreement to which the Corporation is a party concerning the Corporation's original issuance of any shares of the Series A Preferred (including this Restated Certificate of Incorporation);

               (iv) amend this Restated Certificate of Incorporation (including any Certificate of Designation) or the By-Laws of the Corporation in any manner that adversely affects the powers, rights, privileges or restrictions or relative preferences of the Series A Preferred or the holders thereof as a class, or increase the powers, preferences, rights, privileges or restrictions of any other class or series of preferred stock unless the Series A Preferred is treated in the same manner;

               (v) sell, transfer, convey or lease greater than twenty-five percent (25%) of the assets of the Corporation in one or more of a series of related transactions, except for the sale of inventory in the ordinary course of the Corporation's business;

               (vi) issue additional equity securities of any class or series to the employees, officers or directors of the Corporation, except (a) as permitted under Section 6(c)(viii) of this Exhibit A, or (b) such equity securities as may be issuable upon the exercise of options or warrants outstanding as of the Effective Date (or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with this Section 6(c)(vi) of Exhibit A); provided that any such equity securities, including any options or warrants for equity securities of the Corporation, shall be granted at no less than the fair market value for such equity securities, as determined in good faith by a majority of the independent directors residing on the Board of Directors of the Corporation;

               (vii) issue any equity securities of any class or series for a price less than fair market value, as determined in good faith by the Board of Directors of the Corporation, except as may be required pursuant to contractual commitments of the Corporation existing as of the Effective Date;

               (viii) enter into any transaction or series of transactions or any agreement or other arrangement, including, without limitation, any loan, with or to any officer or director (or any family member or person affiliated with any officer or director) or other affiliate (excluding any Subsidiary of the Corporation) of the Corporation in excess of $100,000, individually, or $250,000, in the aggregate, during any calendar year, except as may be required pursuant to contractual commitments of the Corporation existing as of the Effective Date (except that such limitations shall not be applicable to any employment or other compensatory arrangements on reasonable arms' length terms (including, without limitation, the granting of stock options under any stock option plan in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series A Preferred in accordance with Section 6(c)(ix) of this Exhibit A), as may be approved by the Board of Directors of the Corporation);

               (ix) adopt any stock option plans or increase the number of shares available or reserved for issuance under any stock option plan or related plan in effect as of the Effective Date, except as may be approved from time to time by the Corporation and by the holders of the Series A Preferred pursuant to this Section 6(c)(ix) of Exhibit A;

               (x) engage in any transaction which would impair or reduce the rights of the holders of shares of the Series A Preferred as a class (except that the Corporation may effect a reverse-split of its Common Stock without the consent of the holders of shares of the Series A Preferred);

               (xi) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a Subsidiary that is wholly-owned by the Corporation, directly or indirectly);

               (xii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes); or

               (xiii) issue any dividends on any class or series of capital stock of the

Corporation other than (a) dividends issued on the Series A Preferred and the Series C Preferred as provided in this Restated Certificate of Incorporation and
(b) the IPO Stock Dividend, provided that the Corporation makes the adjustment set forth in Section 3(e)(i) of this Exhibit A.

     7.   PREEMPTIVE RIGHTS.  Shares of Series A Preferred have no preemptive
          -----------------
rights.

                                   EXHIBIT B

                 TERMS OF SERIES B CONVERTIBLE PREFERRED STOCK
                                      OF
                            CYBERIAN OUTPOST, INC.


     DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK.  There is hereby
     ---------------------------------------------------
established a series of Preferred Stock designated "Series B Convertible Preferred Stock" (the "Series B Preferred"), consisting of 500,000 shares, $.01
                       ------------------
par value per share, and having the relative rights, designations, preferences, qualifications, privileges, limitations and restrictions applicable thereto as follows:

     1.   DIVIDEND PROVISIONS. Except as may be otherwise approved in writing by
          -------------------
the holders of a majority of the outstanding shares of Series B Preferred:

          (a) The holders of the shares of Series B Preferred shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series B Preferred which is equal to the product of (i) the number of shares of Common Stock into which one share of Series B Preferred is convertible at the time of declaration of such dividend, multiplied by (ii) the aggregate amount per share of Common Stock of all cash dividends and the aggregate amount per share (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid as determined in good faith by the Board of Directors of the Corporation) of all non-cash dividends or other distributions on the Common Stock, when, as and if a dividend is declared on the shares of Common Stock. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on the Common Stock, so that the Series B Preferred participates equally with the Common Stock in such dividend or distribution with respect to the number of shares of Common Stock into which the Series B Preferred is then convertible pursuant to Section 3 hereof.

          (b) So long as any Series B Preferred shall remain outstanding, no deposit, payment, dividend or other distribution shall be paid or made on any other class of stock of the Corporation and no shares of any other class of stock of the Corporation shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation other than, (i) except as may be otherwise provided in this Restated Certificate of Incorporation, including in any class or series designation concerning any capital stock of the Corporation (as such may be amended from time to time), or (ii) upon exercise of the Corporation's rights or a stockholder's rights under any restricted stock purchase agreement (or any similar agreement pursuant to which the Corporation is obligated to redeem its stock) in effect as of the Effective Date (as defined below in Section 3(k) of this Exhibit B) or otherwise pursuant to incentive stock plans of the Corporation in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b) of this

Exhibit B, or (iii) upon the exercise of a stockholder's put rights in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b) of this Exhibit B, or (iv) by exchange therefor of shares of the stock of the Corporation.

          Subject to the above limitations and to the provisions of Section 6 of this Exhibit B, dividends may be paid on any class of stock of the Corporation out of any funds legally available for such purpose when and as declared by the Board of Directors.

          Notwithstanding the foregoing, the provisions of this Section 1 of Exhibit B shall not apply to any dividend of shares of Common Stock declared and paid to the holders of Common Stock declared by the Board of Directors of the Corporation in connection with and prior to the Corporation's initial public offering (the "IPO Stock Dividend"), provided that the Corporation makes the
               ------------------
adjustment set forth in Section 3(e)(i) of this Exhibit B.

     2.   LIQUIDATION PREFERENCE. Except as may be otherwise approved in writing
          ----------------------
by the holders of a majority of the outstanding shares of Series B Preferred:

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series B Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, (i) before any distribution or payment shall be made in respect of the holders of shares of Common Stock but pari passu with holders of Series A Preferred and Series C Preferred, a liquidation distribution in an amount equal to the Original Issuance Price (as defined below in Section 3(k) of this Exhibit B) per share, plus an amount equal to all declared dividends thereon to the date fixed for such distribution or payment, and then (ii) to share with the holders of shares of Common Stock, Series A Preferred and Series C Preferred as if the shares of Series A Preferred, Series B Preferred and Series C Preferred were then converted into shares of Common Stock. If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment in full to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the amounts to which they are each entitled in preference to holders of shares of Common Stock, then all of such available assets shall be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred ratably in proportion to the liquidation payment otherwise due pursuant to clause (i) above to each such holder.

          (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or the consolidation or merger of any other corporation or corporations into the Corporation, or the sale or transfer by the Corporation of all or substantially all of its assets or the effectuation by the Corporation or any holders of its capital stock of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is sold, transferred or otherwise disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2 of Exhibit B.

     3.   CONVERSION. The holders of the shares of Series B Preferred shall have
          ----------
conversion rights as follows:

          (a) OPTIONAL CONVERSION.  The holder of any shares of Series B
              -------------------
Preferred shall have the right, at such holder's option, at any time or from time to time by the giving of written notice thereof to the Corporation (the "Conversion Date") to convert all or any of such shares of Series B Preferred
----------------
into such number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Series B Original Issuance Price by the number of shares of Series B Preferred being converted, and dividing the product thereof by the Series B Conversion Price (as hereinafter defined) (as last adjusted and then in effect) for the shares of Series B Preferred then being converted. The conversion price per share (the "Series B Conversion Price") at which shares of
                                 -------------------------
Common Stock shall be issuable shall be Four Dollars and Sixty Cents ($4.60) per share; provided, however, that the Series B Conversion Price shall be subject to
       -----------------
adjustment as set forth in Section 3(e) of this Exhibit B. The holder of any shares of Series B Preferred converted into shares of Common Stock pursuant to this Section 3(a) of Exhibit B shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares being converted up to and including the Conversion Date.

          (b) MANDATORY CONVERSION.  Upon the consummation of a public offering
              --------------------
of shares of Common Stock registered pursuant to the Securities Act of 1933, as amended, in which the gross proceeds to the Corporation exceed Ten Million Dollars ($10,000,000) and as the result of which shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (a "Series B Event of Conversion"), all shares of
                                  ----------------------------
Series B Preferred then outstanding shall, by virtue of and simultaneously with the occurrence of the Series B Event of Conversion and without any action on the part of the holder thereof, be deemed automatically converted into such whole number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Series B Original Issuance Price by the number of shares of Series B Preferred being converted, and dividing the product thereof by the Series B Conversion Price (as last adjusted and then in effect) for the shares of Series B Preferred being converted (such Series B Conversion Price being subject to adjustment as set forth in Section 3(e) of this Exhibit B). The holder of any shares of Series B Preferred converted into shares of Common Stock pursuant to this Section 3(b) of Exhibit B shall be entitled to payment of all declared but unpaid dividends, if any, payable with respect to such shares of Series B Preferred up to and including the Conversion Date.

          (c) PROCEDURE FOR CONVERSION.  Upon conversion of the shares of Series
              ------------------------
B Preferred pursuant to Section 3(a) of this Exhibit B, the holder of any shares of Series B Preferred shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series B Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, a check or cash in respect of any fractional interest in a share of Common Stock as provided in Section 3(d) of this Exhibit B and a check or cash in payment of all declared but unpaid dividends, if any (to the extent permissible under law), payable with respect to the shares of Series B Preferred so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Series B Conversion Price for the Series B Preferred shall be that in effect on the Conversion Date.

          (d)  ADDITIONAL CONVERSION PROVISIONS.  The following additional terms
               --------------------------------
shall apply upon any conversion of the Series B Preferred:

               (i) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred. If more than one share of Series B Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series B Preferred so surrendered. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series B Preferred the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as defined below) of a share of Common Stock as of the date of conversion, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

               (ii)   For the purpose of any computation pursuant to this
Section 3(d) of Exhibit B, the Current Market Price at any date of one share of Common Stock shall be deemed to be the closing price as of the day before the day in question. If the Common Stock is not traded in such manner that the closing price is readily available, the Current Market Price shall be determined in good faith by the Directors of the Corporation.

          (e)  ADJUSTMENTS TO SERIES B CONVERSION PRICE.  The Series B
               ----------------------------------------
Conversion Price shall be subject to adjustment from time to time as follows:

               (i)    STOCK DIVIDENDS, SPLIT-UPS, ETC.  If, at any time after
                      -------------------------------
the Effective Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series B Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred shall be increased in proportion to such increase in outstanding shares.

               (ii)   COMBINATIONS.  If, at any time after the Effective Date,
                      ------------
the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series B Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series B Preferred shall be decreased in proportion to such decrease in outstanding shares.

               (iii)  REORGANIZATIONS, RECLASSIFICATIONS, ETC.  In case, at
                      ---------------------------------------
any time after the Effective Date, of any Capital Events (as defined below in Section 3(k) of this Exhibit B) each share of Series B Preferred shall after such Capital Event be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Series B Preferred of the full amount to which they respectively shall have been entitled pursuant to Section 2 of this Exhibit B) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and asset shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such Capital Event) upon conversion of such shares would have been entitled upon such Capital Event. The provisions of
Section 3(e)(iii) of this Exhibit B shall similarly apply to successive Capital Events.

               (iv)   DILUTIVE ISSUANCES.
                      ------------------

                      (1) If the Corporation shall at any time or from time to time after the Effective Date issue any shares of Common Stock other than Excluded Stock (as defined below in Section 3(k) of this Exhibit B) without consideration or for a consideration per share less than the Series B Conversion Price then in effect (such issuance being referred to in this clause (iv) as a "Series B Dilutive Issuance"), the Series B Conversion Price in effect
 --------------------------
immediately prior to such Series B Dilutive Issuance shall be reduced with effect from the first to occur of (A) the record date for the issuance of the securities or (B) the date of original issuance (as the case may be the "Issue
                                                                         -----
Date"), so that it shall equal the price determined by multiplying the Series B
----
Conversion Price by a fraction (i) the numerator of which shall be (X) the number of shares of Common Stock outstanding at the close of business on the day next preceding the Issue Date, plus (Y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the Series B Dilutive Issuance would purchase at the Series B Conversion Price, and (ii) the denominator of which shall be the number of shares of Common

Stock outstanding at the close of business on the Issue Date after giving effect to such Series B Dilutive Issuance.

                      (2) For the purposes of any adjustment of the Series B Conversion Price pursuant to this clause (iv), the following provisions shall apply:

                          (A) In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts or commissions allowed or paid by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                          (B) In the case of the issuance of Common Stock for a
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof to the Corporation as determined in good faith by the Board of Directors, irrespective of any accounting treatment.

                          (C) In the case of the issuance of (i) options to
purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                              (I)   the shares of Common Stock deliverable upon
exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B), above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                              (II)  the shares of Common Stock deliverable upon
conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B), above);

                              (III) on any change in the number of shares or
exercise price of Common Stock deliverable upon exercise of any such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Series B Conversion Price shall forthwith be readjusted to such Series B Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                              (IV)  on the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series B Conversion Price shall forthwith be readjusted to such Series B Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

               (v) All calculations under this paragraph (e) shall be made to the nearest one-tenth (1/10) of a share or to the nearest one tenth (1/10) of a cent, as the case may be.

               (vi) In any case in which the provisions of this Section 3(e) of Exhibit B shall require that an adjustment shall become effective immediately after a record date for an event the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series B Preferred converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 3(d) of this Exhibit B; provided, however,
                                                          --------  -------
that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, immediately upon the occurrence of the event requiring such adjustment.

               (vii) The Corporation will not voluntarily, by amendment of this Restated Certificate of Incorporation, through any reorganization, transfer of assets, merger, dissolution, issuance or sale or securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 to Exhibit B and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series B Preferred against impairment.

          (f) Whenever the Series B Conversion Price of the Series B Preferred shall be adjusted as provided in Section 3(e) of this Exhibit B, the Corporation shall forthwith file, at the office of the transfer agent for the Series B Preferred or at such other place as may be designated by the Corporation, a statement showing in detail the facts requiring such adjustment and the Series B Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first-class certified mail, return receipt requested, postage prepaid, to each holder of shares of any series of preferred stock in respect of which an adjustment to the Series B Conversion Price was required to be made at his address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3(g) of this Exhibit B.

          (g) If the Corporation shall propose to take any action of the types described in clauses (i), (ii), (iii) or (iv) of Section 3(e) of this Exhibit B, the Corporation shall give notice to each holder of shares of Series B Preferred in the manner set forth in Section 3(f) of this Exhibit B, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series B Conversion Price and the number, kind or series of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of each such series of Series B Preferred. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Notwithstanding the foregoing Sections 3(f) and this 3(g) of Exhibit B, with respect to the IPO Stock Dividend, the statement and notice required to be delivered to the stockholders under Sections 3(f) and this 3(g) of Exhibit B shall be delivered as soon as practicable after the IPO Stock Dividend is declared.

          (h) The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series B Preferred; provided, however, that the Corporation shall not be required to pay any taxes
-----------------
which may be payable in respect of any transfer involved in the issuance of delivery of any certificate for such shares in a name other than that of the holder of the shares of Series B Preferred in respect of which such shares are being issued.

          (i) The Corporation shall reserve and at all times from and after such date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series B Preferred, sufficient shares to provide for the conversion of all outstanding shares of Series B Preferred and shall take all action as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of shares of Series B Preferred.

          (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

          (k)  DEFINITIONS.  As used herein, the following terms have the
               -----------
following meanings:

               (i)    "Capital Events" means any capital reorganization,
                       --------------
recapitalization, or any reclassification of the stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or the sale or other disposition of all or substantially all of the properties and assets of the Corporation to any person or third party.

               (ii)   "Effective Date" means the date of the filing with the
                       --------------
Secretary of State of Delaware of the Certificate of Merger between the Corporation and Cyberian Outpost, Inc., a Connecticut corporation, in which the Corporation is the surviving corporation.

               (iii)  "Excluded Stock" means shares of Common Stock issued by
                       --------------
the Corporation: (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) upon conversion of the shares of Series A Preferred, Series B Preferred or Series C Preferred at any time outstanding, (C) to officers, employees or directors of, or consultants to, the Corporation (whether as an issuance of Common Stock, options to purchase or rights to subscribe for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities), in each case approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common
             -----------------
Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation to which this clause (C) shall apply shall not exceed the number of shares issuable under the incentive stock option plans of the Corporation in effect on the Effective Date or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b)(ix) of this Exhibit B (including any Common Stock issued pursuant to the exercise of any such options), and (D) pursuant to any options (other than those described in (C), above), warrants or other rights outstanding on the Effective Date.

               (iv)   "Person" means any corporation, general or limited
                       ------
partnership, limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

               (v)    "Series B Original Issuance Price" means Four Dollars and
                       --------------------------------
Sixty Cents ($4.60).

               (vi)   "Subsidiary" means with respect to any Person (the
                       ----------
"Owner"), any corporation or other Person of which securities or other interests
 -----
power to elect a
majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Corporation.

     4.   STATUS OF CONVERTED STOCK.  If any shares of Series B Preferred shall
          -------------------------
be converted pursuant to Section 3 of this Exhibit B, the shares so converted shall be canceled and shall not be reissuable by the Corporation.

     5.   REDEMPTION.  Shares of Series B Preferred are not redeemable.
          ----------

     6.   VOTING RIGHTS.
          -------------

          (a)  GENERAL.  Except as otherwise provided below, on all matters
               -------
submitted to a vote of the holders of shares of Common Stock, the holder of each share of Series B Preferred shall have the right to one vote for each Common Share into which such Series B Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of such shares of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the By-Laws of the Corporation and shall be entitled to vote, together with holders of shares of Common Stock with respect to any question upon which holders of shares of Common Stock have the right to vote.

          (b)  PROTECTIVE PROVISIONS.  So long as twenty-five percent (25%) or
               ---------------------
more of the shares of Series B Preferred are outstanding, the Corporation shall not, and shall not attempt to, without first obtaining the approval (by vote or written consent) of the holders of at least a majority of the then outstanding shares of Series B Preferred, voting as a separate class:

               (i) authorize any additional shares of Series B Preferred, or authorize and issue any shares of, (a) any class or series of equity security having superior rights to the Series B Preferred as to dividends (except for the Series C Preferred), redemptions, or as to payment upon liquidation, dissolution or a winding up of the Corporation, or otherwise, or (b) any notes or debt securities convertible into or exchangeable for any equity securities or containing profit participation features;

               (ii) redeem or repurchase outstanding Common Stock in excess of an aggregate of 75,000 shares, provided that the Corporation may redeem shares of Common Stock from persons having been granted and exercised stock options pursuant to the Corporation's incentive stock plans as in effect as of the Effective Date, or as may be approved from time to time by the Corporation and by the holders of the Series B Preferred pursuant to
Section 6(b)(ix) of this Exhibit B;

               (iii) enter into any agreement that would restrict the Corporation's ability to perform its obligations under any agreement to which the Corporation is a party concerning the Corporation's original issuance of any shares of the Series B Preferred (including this Restated Certificate of Incorporation);

               (iv) amend this Restated Certificate of Incorporation (including any Certificate of Designation) or the By-Laws of the Corporation in any manner that adversely affects the powers, rights, privileges or restrictions or relative preferences of the Series B Preferred or the holders thereof as a class, or increase the powers, preferences, rights, privileges or restrictions of any other class or series of preferred stock unless the Series B Preferred is treated in the same manner;

               (v) sell, transfer, convey or lease greater than twenty-five percent (25%) of the assets of the Corporation in one or more of a series of related transactions, except for the sale of inventory in the ordinary course of the Corporation's business;

               (vi) issue additional equity securities of any class or series to the employees, officers or directors of the Corporation, except (a) as permitted under Section 6(b)(viii) of this Exhibit B, or (b) such equity securities as may be issuable upon the exercise of options or warrants outstanding as of the Effective Date (or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section this 6(b)(vi) of Exhibit B); provided that any such equity securities, including any options or warrants for equity securities of the Corporation, shall be granted at no less than the fair market value for such equity securities, as determined in good faith by a majority of the independent directors residing on the Board of Directors of the Corporation;

               (vii) issue any equity securities of any class or series for a price less than fair market value, as determined in good faith by the Board of Directors of the Corporation, except as may be required pursuant to contractual commitments of the Corporation existing as of the Effective Date;

               (viii) enter into any transaction or series of transactions or any agreement or other arrangement, including, without limitation, any loan, with or to any officer or director (or any family member or person affiliated with any officer or director) or other affiliate (excluding any Subsidiary of the Corporation) of the Corporation in excess of $100,000, individually, or $250,000, in the aggregate, during any calendar year, except as may be required pursuant to contractual commitments of the Corporation existing as of the Effective Date (except that such limitations shall not be applicable to any employment or other compensatory arrangements on reasonable arms' length terms (including, without limitation, the granting of stock options under any stock option plan in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series B Preferred in accordance with Section 6(b)(ix) of this Exhibit B), as may be approved by the Board of Directors of the Corporation);

               (ix) adopt any stock option plans or increase the number of shares available or reserved for issuance under any stock option plan or related plan in effect as of the Effective Date, except as may be approved from time to time by the Corporation and by the holders of the Series B Preferred pursuant to this Section 6(b)(ix) of Exhibit B;

               (x) engage in any transaction which would impair or reduce the rights of the holders of shares of the Series B Preferred as a class (except that the Corporation may effect a reverse-split of its Common Stock without the consent of the holders of shares of the Series B Preferred);

               (xi) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a Subsidiary that is wholly-owned by the Corporation, directly or indirectly);

               (xii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes); or

               (xiii) issue any dividends on any class or series of capital stock of the Corporation other than (a) dividends issued on the Series B Preferred and the Series C Preferred as provided in this Restated Certificate of Incorporation and (b) the IPO Stock Dividend, provided that the Corporation makes the adjustment set forth in Section 3(e)(i) of this Exhibit B.

     7.   PREEMPTIVE RIGHTS.  Shares of Series B Preferred have no preemptive
          -----------------
rights.

                                   EXHIBIT C

                 TERMS OF SERIES C CONVERTIBLE PREFERRED STOCK
                                      OF
                            CYBERIAN OUTPOST, INC.


     DESIGNATION OF SERIES C CONVERTIBLE PREFERRED STOCK.  There is hereby
     ---------------------------------------------------
established a series of Preferred Stock designated "Series C Convertible Preferred Stock" (the "Series C Preferred"), consisting of 3,000,000 shares,
                       ------------------
$.01 par value per share, and having the relative rights, designations, preferences, qualifications, privileges, limitations and restrictions applicable thereto as follows:

     1.   DIVIDEND PROVISIONS.  Except as may be otherwise approved in writing
          -------------------
by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred:

          (a)  (i)   The holders of the shares of Series C Preferred shall be
entitled to receive, when and as declared by the Board of Directors of the Corporation, cumulative annual dividends, out of any assets of the Corporation legally available therefor, in an amount per share of Series C Preferred equal to 7.0% per annum of the Series C Original Issuance Price (as defined below in
Section 3(k) of this Exhibit C) (the "Cumulative Annual Dividend") which shall
                                      --------------------------
be declared by the Board of Directors of the Corporation (in the case of clause
(z) below) and be payable to said holders (in the case of clauses (x), (y) and
(z) below) upon the first of the following events to occur: (x) the liquidation of the Corporation (including a deemed liquidation of the Corporation pursuant to Section 2(b) of this Exhibit C), (y) the Corporation's redemption of any shares of Series C Preferred pursuant to Section 5 of this Exhibit C, or (z) the conversion of any shares of Series C Preferred into shares of Common Stock pursuant to Section 3(a) or Section 3(b) of this Exhibit C. Notwithstanding the foregoing, no holder of shares of Series C Preferred shall be entitled to Cumulative Annual Dividends and no Cumulative Annual Dividends shall be payable to such holder of shares of Series C Preferred upon and after the conversion of any shares of Series C Preferred held by such holder into shares of Common Stock pursuant to Section 3(a) or Section 3(b) of this Exhibit C, if such conversion occurs prior to February 27, 2001.

               (ii) Cumulative Annual Dividends shall accrue on each share of Series C Preferred on a daily basis commencing as of the date of issuance by Cyberian Outpost, Inc., a Connecticut corporation ("Cyberian Connecticut"), the Corporation's predecessor in interest, of the shares of Series C Preferred Stock of Cyberian Connecticut to the holder of such shares, whether or not earned or declared, and will be cumulative so that if at any time the entire amount of such Cumulative Annual Dividend has not been paid, or declared or set apart for payment as required pursuant to this Section 1(a), the deficiency shall be fully paid or declared and set apart for payment, before any dividend is paid on, declared or set apart for payment on any other class or series of stock, including without limitation, Common Stock, Series A Preferred and Series B Preferred. Cumulative Annual Dividends shall be payable in preference and priority to any payment of dividends on any other class or series of capital stock of the Corporation, including, without limitation, the Common Stock, Series A Preferred and Series B Preferred. Cumulative Annual Dividends shall be subject to proportionate adjustment in the event of any stock dividend, stock split, reverse stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event affecting the Series C Preferred which occurs after the Effective Date (as defined below in Section 3(k) of this Exhibit C).

          (b) The holders of the shares of Series C Preferred shall be entitled to receive dividends, out of any assets legally available therefor, in an amount per share of Series C Preferred which is equal to the product of (i) the number of shares of Common Stock into which one share of Series C Preferred is convertible at the time of declaration of such dividend, multiplied by (ii) the aggregate amount per share of Common Stock of all cash dividends and the aggregate amount per share (payable, at the option of the holder, in kind or in cash, based upon the fair market value at the time the non-cash dividend or other distribution is declared or paid (the fair market value of any in-kind dividend shall be deemed to be equal to the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred) of all non-cash dividends or other distributions on the Common Stock, when, as and if a dividend is declared on the shares of Common Stock. Such dividends shall accumulate and be declared and paid contemporaneously with the declaration and payment of the related dividend on the Common Stock, so that the Series C Preferred participates equally with the Common Stock in such dividend or distribution with respect to the number of shares of Common Stock into which the Series C Preferred is then convertible pursuant to Section 3 of this Exhibit C. Any dividends declared and paid to the holders of Series C Preferred pursuant to Section 1(b) of this Exhibit C shall be in addition to (and not in lieu of) any dividends paid to the holders of Series C Preferred pursuant to Section 1(a) of this Exhibit C.

          (c) So long as any Series C Preferred shall remain outstanding, no deposit, payment, dividend or other distribution shall be paid or made on any other class of stock of the Corporation and no shares of any other class of stock of the Corporation shall be purchased or otherwise acquired by the Corporation or any subsidiary of the Corporation other than, (i) except as may be otherwise provided in this Restated Certificate of Incorporation, including in any class or series designation concerning any capital stock of the Corporation (as such may be amended from time to time), or (ii) upon exercise of the Corporation's rights or a stockholder's rights under any restricted stock purchase agreement (or any similar agreement pursuant to which the Corporation is obligated to redeem its stock) in effect as of the Effective Date or otherwise pursuant to incentive stock plans of the Corporation in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c) of this Exhibit C, or (iii) upon the exercise of a stockholder's put rights in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c) of this

Exhibit C, or (iv) by exchange therefor of shares of the stock of the Corporation.

               Subject to the above limitations and to the provisions of Section 6 of this Exhibit C, dividends may be paid on any class of stock of the Corporation out of any funds legally available for such purpose when and as declared by the Board of Directors.

               Notwithstanding the foregoing, the provisions of this Section 1 of Exhibit C shall not apply to any dividend of shares of Common Stock declared and paid to the holders of Common Stock declared by the Board of Directors of the Corporation in connection with and prior to the Corporation's initial public offering (the "IPO Stock Dividend"), provided that (a) the Corporation makes the
               ------------------
adjustment set forth in Section 3(e)(i) of this Exhibit C and (b) any Cumulative Annual Dividends shall be subject to proportionate adjustment as provided in the last sentence of Section 1(a)(ii) of this Exhibit C as a result of the IPO Stock Dividend.

     2.   LIQUIDATION PREFERENCE.  Except as may be otherwise approved in
          ----------------------
writing by the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred:

          (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of shares of Series C Preferred shall be entitled to receive out of the assets of the Corporation available for distribution to shareholders, (i) before any distribution or payment shall be made in respect of the holders of shares of Common Stock but pari passu with holders of Series A Preferred Stock and Series B Preferred Stock, a liquidation distribution in an amount equal to the Series C Original Issuance Price per share, plus an amount equal to all accrued but unpaid dividends thereon to the date fixed for such distribution or payment, and then
(ii) to share with the holders of shares of Common Stock, Series A Preferred and Series B Preferred as if the shares of Series A Preferred, Series B Preferred and Series C Preferred were then converted into shares of Common Stock. In the case of the distribution of assets other than cash, the value of such assets shall be deemed to be the fair market value thereof (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred). If, upon any such liquidation, dissolution or winding up of the affairs of the Corporation, the assets of the Corporation available for distribution to shareholders shall be insufficient to permit the payment in full to the holders of Series A Preferred, Series B Preferred and Series C Preferred of the amounts to which they are each entitled in preference to holders of shares of Common Stock, then all of such available assets shall be distributed to the holders of shares of Series A Preferred, Series B Preferred and Series C Preferred ratably in proportion to the liquidation payment otherwise due pursuant to clause (i) above to each such holder.

               (b) A consolidation or merger of the Corporation with or into any other corporation or corporations, or the consolidation or merger of any other corporation or corporations into the Corporation, or the sale or transfer by the Corporation of all or substantially all of its assets or the effectuation by the Corporation or any holders of its capital stock of a transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Corporation is sold, transferred or otherwise disposed of, shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2 of Exhibit C.

     3.   CONVERSION.  The holders of the shares of Series C Preferred shall
          ----------
have conversion rights as follows:

          (a)  OPTIONAL CONVERSION.  The holder of any shares of Series C
               -------------------
Preferred shall have the right, at such holder's option, at any time or from time to time by the giving of written notice thereof to the Corporation (the "Conversion Date") to convert all or any of such shares of Series C Preferred
 ---------------
into such number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Series C Original Issuance Price by the number of shares of Series C Preferred being converted, and dividing the product thereof by the Series C Conversion Price (as hereinafter defined) (as last adjusted and then in effect) for the shares of Series C Preferred then being converted. The conversion price per share (the "Series C Conversion Price") at which shares of
                                 -------------------------
Common Stock shall be issuable shall be Eight Dollars ($8.00) per share; provided, however, that the Series C Conversion Price shall be subject to
-----------------
adjustment as set forth in Section 3(e) of this Exhibit C. Subject to the last sentence of Section 1(a)(i) of this Exhibit C, the holder of any shares of Series C Preferred converted into shares of Common Stock pursuant to this
Section 3(a) of Exhibit C shall be entitled to payment of all accrued but unpaid dividends on such shares being converted up to and including the Conversion Date.

          (b)  MANDATORY CONVERSION.  Upon (i) the consummation of a public
               --------------------
offering of shares of Common Stock registered pursuant to the Securities Act of 1933, as amended, in which the gross proceeds to the Corporation exceed Twenty Million Dollars ($20,000,000) and at an offering price per share greater than or equal to (x) 200% of the then applicable Series C Conversion Price if said offering occurs on or before February 27, 1999, or (y) 250% of the then applicable Series C Conversion Price if said offering occurs after February 27, 1999, and as the result of which shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market System (a "Qualified Public Offering"), or (ii) upon the approval (by
                  -------------------------
vote or written consent) of holders of at least seventy-five percent (75%) of the then outstanding shares of Series C Preferred (each such event referred to in clauses (i) and (ii) is referred to herein as a "Series C Event of
                                                    -----------------
Conversion"), all shares of Series C Preferred then outstanding shall, by virtue
----------
of and simultaneously with the occurrence of the Series C Event of Conversion and without any action on the part of the holder thereof, be deemed automatically converted into such whole number of fully paid and nonassessable shares of Common Stock as obtained by multiplying the Series C Original Issuance Price by the number of shares of Series C Preferred being converted, and dividing the product thereof by the Series C Conversion Price (as last adjusted and then in effect) for the shares of Series C Preferred being converted (such Series C Conversion Price being subject to adjustment as set forth in Section

3(e) of this Exhibit C). Subject to the last sentence of Section 1(a)(i) of this Exhibit C, the holder of any shares of Series C Preferred converted into shares of Common Stock pursuant to this Section 3(b) of Exhibit C shall be entitled to payment of all accrued but unpaid dividends on such shares of Series C Preferred up to and including the Conversion Date.

          (c)  PROCEDURE FOR CONVERSION.  Upon conversion of the shares of
               ------------------------
Series C Preferred pursuant to Section 3(a) of this Exhibit C, the holder of any shares of Series C Preferred shall deliver to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Series C Preferred, or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating the name or names (with address) in which the certificate or certificates for the shares of Common Stock are to be issued. As promptly as practicable thereafter, the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled, a check or cash in respect of any fractional interest in a share of Common Stock as provided in Section 3(d) of this Exhibit C and a check or cash in payment of all accrued but unpaid dividends, if any, payable with respect to the shares of Series C Preferred so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a shareholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a shareholder of record on the next succeeding date on which the transfer books are open, but the Series C Conversion Price for the Series C Preferred shall be that in effect on the Conversion Date.

          (d)  ADDITIONAL CONVERSION PROVISIONS.  The following additional terms
               --------------------------------
shall apply upon any conversion of the Series C Preferred:

               (i) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series C Preferred. If more than one share of Series C Preferred shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Series C Preferred so surrendered. In lieu of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Series C Preferred the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as defined below) of a share of Common Stock as of the date of conversion, multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interest.

               (ii) For the purpose of any computation pursuant to this Section 3(d) of Exhibit C, the Current Market Price at any date of one share of Common Stock shall be deemed to be the closing price as of the day before the day in question. If the Common Stock is not traded in such manner that the closing price is readily available, the Current Market Price shall be determined in good faith by the Directors of the Corporation.

          (e)  ADJUSTMENTS TO SERIES C CONVERSION PRICE.  The Series C
               ----------------------------------------
Conversion Price shall be subject to adjustment from time to time as follows:

               (i)   STOCK DIVIDENDS, SPLIT-UPS, ETC.  If, at any time after the
                     -------------------------------
Effective Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Series C Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred shall be increased in proportion to such increase in outstanding shares.

               (ii)  COMBINATIONS.  If, at any time after the Effective Date,
                     ------------
the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Series C Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Series C Preferred shall be decreased in proportion to such decrease in outstanding shares.

               (iii) REORGANIZATIONS, RECLASSIFICATIONS, ETC.  In case, at any
                     ---------------------------------------
time after the Effective Date, of any Capital Events (as defined below in Section 3(k) of this Exhibit C) each share of Series C Preferred shall after such Capital Event be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Series C Preferred of the full amount to which they respectively shall have been entitled pursuant to Section 2 of this Exhibit C) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and asset shall have been sold or otherwise disposed to which the holder of the number of shares of Common Stock deliverable (immediately prior to the time of such Capital Event) upon conversion of such shares would have been entitled upon such Capital Event. The provisions of
Section 3(e)(iii) of this Exhibit C shall similarly apply to successive Capital Events.

               (iv)  DILUTIVE ISSUANCES.
                     ------------------

                    (1) If the Corporation shall at any time or from time to time after the Effective Date issue any shares of Common Stock other than Excluded Stock (as defined below in Section 3(k) of this Exhibit C) without consideration or for a consideration per share less than the Series C Conversion Price then in effect (such issuance being referred to in this clause (iv) as a "Series C Dilutive Issuance"), the Series C Conversion
                       --------------------------
Price in effect immediately prior to such Series C Dilutive Issuance shall be reduced with effect from the first to occur of (A) the record date for the issuance of the securities or (B) the date of original issuance (as the case may be the "Issue Date"), so that it shall equal the price determined by multiplying
        ----------
the Series C Conversion Price by a fraction (i) the numerator of which shall be
(X) the number of shares of Common Stock outstanding at the close of business on the day next preceding the Issue Date, plus (Y) the number of shares of Common Stock which the aggregate consideration received by the Corporation for the Series C Dilutive Issuance would purchase at the Series C Conversion Price, and
(ii) the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the Issue Date after giving effect to such Series C Dilutive Issuance.

                    (2) For the purposes of any adjustment of the Series C Conversion Price pursuant to this clause (iv), the following provisions shall apply:

                         (A)  In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts or commissions allowed or paid by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (B)  In the case of the issuance of Common Stock for a
consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred), irrespective of any accounting treatment.

                         (C)  In the case of the issuance of (i) options to
purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock, or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                              (I)  the shares of Common Stock deliverable upon
exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subclauses (A) and (B), above), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                              (II) the shares of Common Stock deliverable upon
conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subclauses (A) and (B), above);

                              (III) on any change in the number of shares or
exercise price of Common Stock deliverable upon exercise of any such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Series C Conversion Price shall forthwith be readjusted to such Series C Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                              (IV)  on the expiration of any such options or
rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Series C Conversion Price shall forthwith be readjusted to such Series C Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

               (v)   SPECIAL ADJUSTMENT. If at any time after the Effective
                     ------------------
Date, (1) the Corporation is subject to liquidation (including a deemed liquidation), dissolution or winding up as contemplated by Section 2 herein, or
(2) the Corporation completes a public offering of any class or series of capital stock of the Corporation other than a Qualified Public Offering, then the Series C Conversion Price for the Series C Preferred shall be appropriately decreased so that the number of shares of Common Stock issuable upon the conversion of each share of Series C Preferred shall be increased such that the percentage ownership of the Corporation, on an as-converted basis (and on a diluted basis to the extent of any "at" or "in the money" options or warrants that are vested at the time of such determination), by the holders of the Series C Preferred before giving effect to the Common Stock issued or issuable (A) pursuant to warrants granted on January 13, 1998 to Winfield Capital Corp. (or any successor or replacement warrants issued with respect to said warrant), and
(B) pursuant to warrants issued to BT Alex. Brown Incorporated (and its nominees) and any other broker or investment banker in connection with the issuance of shares of Series C Preferred, shall be the same after giving effect to the issuance or deemed issuance of such Common Stock.

               (vi) All calculations under this paragraph (e) of this Exhibit C shall be made to the nearest one-tenth (1/10) of a share or to the nearest one tenth (1/10) of a cent, as the case may be.

               (vii) In any case in which the provisions of this Section 3(e) of Exhibit C shall require that an adjustment shall become effective immediately after a record date for an event the Corporation may defer until the occurrence of such event (1) issuing to the holder of any share of Series C Preferred converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (2) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section 3(d) of this Exhibit C; provided, however,
                                                          --------  -------
that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, immediately upon the occurrence of the event requiring such adjustment.

               (viii) The Corporation will not voluntarily, by amendment of this Restated Certificate of Incorporation, or through any reorganization, transfer of assets, merger, dissolution, issuance or sale or securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all of the provisions of this Section 3 of Exhibit C and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Series C Preferred against impairment.

          (f) Whenever the Series C Conversion Price of the Series C Preferred shall be adjusted as provided in Section 3(e) of this Exhibit C, the Corporation shall forthwith file, at the office of the transfer agent for the Series C Preferred or at such other place as may be designated by the Corporation, a statement showing in detail the facts requiring such adjustment and the Series C Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by mail, first-class certified mail, return receipt requested, postage prepaid, to each holder of shares of any series of preferred stock in respect of which an adjustment to the Series C Conversion Price was required to be made at his address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section 3(g) hereof of this Exhibit C.

          (g) If the Corporation shall propose to take any action of the types described in clauses (i), (ii), (iii) or (iv) of Section 3(e) of this Exhibit C, the Corporation shall give notice to each holder of shares of Series C Preferred in the manner set forth in Section 3(f) of this Exhibit C, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Series C Conversion Price and the number, kind or series of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of each such series of Series C Preferred. In the case of any action which would require the fixing of a record date, such notice shall be given at least twenty (20) days prior to the date so fixed, and in case of all other actions, such notice shall be given at least thirty (30) days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action. Notwithstanding the foregoing Sections 3(f) and this 3(g) of Exhibit C, with respect to the IPO Stock Dividend, the statement and notice required to be delivered to the stockholders under Sections 3(f) and this 3(g) of Exhibit C shall be delivered as soon as practicable after the IPO Stock Dividend is declared.

          (h) The Corporation shall pay all documentary, stamp or other transaction taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of shares of Series C Preferred; provided, however, that the Corporation shall not be required to pay any taxes
-----------------
which may be payable in respect of any transfer involved in the issuance of delivery of any certificate for such shares in a name other than that of the holder of the shares of Series C Preferred in respect of which such shares are being issued.

          (i) The Corporation shall reserve and at all times from and after such date keep reserved, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Series C Preferred, sufficient shares to provide for the conversion of all outstanding shares of Series C Preferred and shall take all action as may be necessary to enable the Corporation lawfully to issue such Common Stock upon the conversion of shares of Series C Preferred.

          (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable with no personal liability attaching to the ownership thereof and free from all taxes, liens or charges with respect thereto.

          (k)  DEFINITIONS.  As used herein, the following terms have the
               -----------
following meanings:

               (i)  "Capital Events" means any capital reorganization,
                     --------------
recapitalization or any reclassification of the stock of the Corporation (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock), or the sale or other disposition of all or substantially all of the properties and assets of the Corporation to any person or third party.

               (ii) "Effective Date" means the date of the filing with the
                     --------------
Secretary of State of Delaware of the Certificate of Merger between the Corporation and Cyberian Outpost,

Inc., a Connecticut corporation, in which the Corporation is the surviving corporation.

               (iii)  "Excluded Stock" means shares of Common Stock issued by
                       --------------
the Corporation: (A) as a stock dividend payable in shares of Common Stock or upon any subdivision or split-up of the outstanding shares of Common Stock, (B) upon conversion of the shares of Series A Preferred, Series B Preferred or Series C Preferred at any time outstanding, (C) to officers, employees or directors of, or consultants to, the Corporation (whether as an issuance of Common Stock, options to purchase or rights to subscribe for such Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities), in each case approved by the Board of Directors of the Corporation; provided, however, that the maximum number of shares of Common
             -----------------
Stock issued or issuable to officers, employees or directors of, or consultants to, the Corporation to which this clause (C) shall apply shall not exceed the number of shares issuable under the incentive stock option plans of the Corporation in effect as of the Effective Date or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c)(ix) of this Exhibit C (including any Common Stock issued pursuant to the exercise of any such options), and (D) pursuant to any options (other than those described in (C), above), warrants or other rights outstanding on the Effective Date.

               (iv)  "Person" means any corporation, general or limited
                      ------
partnership, limited liability partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, or other entity.

               (v)   "Series A Original Issuance Price" means Eight Dollars
                      --------------------------------
($8.00).

               (vi)  "Subsidiary" means with respect to any Person (the
                      ----------
"Owner"), any corporation or other Person of which securities or other interests
 -----
having the power to elect a majority of that corporation's or other Person's board of directors or similar governing body, or otherwise having the power to direct the business and policies of that corporation or other Person (other than securities or other interests having such power only upon the happening of a contingency that has not occurred), are held by the Owner or one or more of its Subsidiaries; when used without reference to a particular Person, "Subsidiary" means a Subsidiary of the Corporation.

     4.   STATUS OF CONVERTED STOCK.  If any shares of Series C Preferred shall
          -------------------------
be converted pursuant to Section 3 of this Exhibit C or redeemed pursuant to
Section 5 of this Exhibit C or otherwise acquired by the Corporation, the shares so converted or redeemed or acquired shall be canceled and shall not be reissuable by the Corporation.

     5.   REDEMPTION.
          ----------

          (a) REDEMPTION REQUEST.  From time to time on or after July 28, 2002,
              ------------------
the
holders of a majority of the shares of Series C Preferred may request redemption of all (but not less than all) of the outstanding shares of Series C Preferred (the "Redemption Shares"), by giving written notice (a "Redemption Notice") to
      -----------------                                 -----------------
the Corporation (the date upon which such notice is given to the Corporation is referred to herein as a "Redemption Notice Date"). Within five (5) days after
                         ----------------------
the giving of such Redemption Notice, the Corporation shall send a copy of the Redemption Notice to each holder of shares of Series C Preferred. The Corporation shall redeem all of the issued and outstanding shares of Series C Preferred in accordance with this Section 5 of this Exhibit C and the holders of the Redemption Shares (the "Redeeming Stockholders") shall sell and deliver
                            ----------------------
their Redemption Shares to the Corporation in accordance with this Section 5. Upon the giving of the Redemption Notice, each Redemption Share shall no longer be subject to conversion under Section 3 of this Exhibit C. Each Redemption Share shall otherwise be deemed to be outstanding for all other purposes of this Restated Certificate of Incorporation (and shall be entitled to all of the rights and privileges of a share of Series C Preferred) until such time as the Redemption Price is actually paid to the holder thereof.

          (b)  REDEMPTION TERMS AND PRICE.
               --------------------------

               (i) Subject to Section 5(c) of this Exhibit C, the Redemption Shares shall be redeemed from the Redeeming Stockholders ratably in proportion to their ownership of the Redemption Shares, on the following dates:

                    (A) one-third of the Redemption Shares shall be redeemed by the Corporation on a date selected by the Corporation that is not later than eight (8) months after the Redemption Notice Date (the "First Redemption Date");
                                                        ---------------------
and

                    (B) two-thirds of the Redemption Shares shall be redeemed by the Corporation on the one (1) year anniversary of the First Redemption Date, or if such date is not a business day then on the next business day (the "Second
                                                                          ------
Redemption Date").
---------------

The First Redemption Date and the Second Redemption Date are at times singularly referred to herein as a "Redemption Date" and collectively referred to herein as
                         ---------------
the "Redemption Dates."
     -----------------

               (ii) The redemption price for each of the Redemption Shares (the "Redemption Price") shall be equal to the greater of the Original Issuance Price
-----------------
(plus all accrued and unpaid dividends), or the fair market value thereof (plus all accrued and unpaid dividends), determined as follows:

                    (A) If as of the Redemption Notice Date any Common Stock is registered pursuant to the Securities Act of 1933, as amended, and such shares of Common Stock are traded on either the New York Stock Exchange, the American Stock Exchange or any NASDAQ National Market System ("Publicly Traded"), then
                                                      ---------------
the fair market value for each of the Redemption Shares shall be equal to the closing price per share of the Common Stock as reported for the business day immediately prior to the Redemption Notice Date, multiplied by the number of shares of Common Stock that would have been issuable upon the conversion of each of the Redemption Shares as of the Redemption Notice Date; or

                    (B) If as of the Redemption Notice Date no Common Stock is Publicly Traded, then the fair market value for each of the Redemption Shares shall be equal to a fraction, (x) the numerator of which shall be the fair market value of the Corporation (determined by appraisal in accordance with this Section 5(b)(ii)(B) of this Exhibit C), and (y) the denominator of which shall be the total number of issued and outstanding shares of each class or series of stock of the Corporation as of the Redemption Notice Date, determined on an as-converted to Common Stock basis (and on a diluted basis to the extent of any "at" or "in the money" options or warrants that are vested at the time of such determination); the quotient of which shall be multiplied by the number of shares of Common Stock that would have been issuable upon the conversion of each of the Redemption Shares as of the Redemption Notice Date.

                    (1) If it shall be necessary to determine the fair market value of each of the Redemption Shares by appraisal, then within thirty (30) days after the Redemption Notice Date, the Corporation shall engage, at its sole cost and expense, a reputable independent investment banking firm reasonably acceptable to the holders of a majority of the Series C Preferred that shall determine, as of the Redemption Notice Date, the fair market value of the Corporation as a whole, on a going-concern basis (and without any minority or lack of liquidity discounts), using customary and appropriate valuation methods. As soon as is reasonably practicable (and in any event within thirty (30) days after such engagement), such investment banking firm shall deliver to the Corporation a written report as to the fair market value of the Corporation (the "First Report"). The Corporation shall deliver a copy of the First Report to
 ------------
each Redeeming Stockholder within five (5) days after its receipt by the Corporation.

                    (2) The valuation set forth in the First Report shall be conclusive and binding on the Corporation and the holders of the Series C Preferred unless, within ten (10) days after its receipt by the Redeeming Stockholders, Redeeming Stockholders representing ownership of at least sixty-six and two-thirds percent (66 2/3%) of the Redemption Shares notify the Corporation in writing that the Redeeming Stockholders contest the valuation set forth in the First Report. If the Redeeming Stockholders so notify the Corporation, the Redeeming Stockholders shall promptly engage a reputable investment banking firm, at their sole cost and expense, to render a second written report as to the fair market value, as of the Redemption Notice Date, of the Corporation as a whole, on a going-concern basis (and without any minority or lack of liquidity discounts), using customary and appropriate valuation methods (the "Second Report"). The Redeeming Stockholders shall deliver a copy
              -------------
of the Second Report to the Corporation within five (5) days after its receipt by the Redeeming Stockholders.

                    (3) The valuation set forth in the Second Report shall be conclusive and binding on the Corporation and the holders of the Series C Preferred unless, within ten (10) days after its receipt by the Corporation, the Corporation shall notify the Redeeming Stockholders in writing that the Corporation contests the valuation set forth in the Second Report. If the Corporation so notifies the Redeeming Stockholders that it contests the valuation of the Corporation set forth in the Second Report, then (x) if the Corporation and Redeeming Stockholders representing ownership of at least sixty-six and two-thirds percent (66 2/3%) of the Redemption Shares so agree, the fair market value of the Corporation shall be deemed to be equal to the arithmetic mean of the valuations for the Corporation set forth in the First Report and the Second Report, or (y) if the Corporation and the Redeeming Stockholders do not so agree, the matter shall be submitted to binding arbitration in accordance with the procedures set forth in Section 9 of this Exhibit C. The arbitrator's discretion with respect to these matters shall be limited to selecting either the valuation for the Corporation set forth in the First Report (in which case the costs of arbitration shall be borne by the Redeeming Stockholders, in proportion to their ownership of the Redemption Shares) or the valuation for the Corporation set forth in the Second Report (in which case the costs and expenses of arbitration shall be borne by the Corporation), whichever valuation the arbitrator or arbitrators may determine is closer to the actual fair market value of the Corporation. The results of such arbitration shall be binding and conclusive on the Corporation, the Redeeming Stockholders, and on all other persons and entities.

                    (4) If the fair market value of the Corporation is determined pursuant to this Section 5(b)(ii)(B) of this Exhibit C, then such determination shall under all circumstances occur within one hundred eighty days
(180) after the Redemption Notice Date.

          (c)  INSUFFICIENT FUNDS.  If the Corporation's Board of Directors
               ------------------
reasonably determines that on the applicable Redemption Date the Corporation does not have sufficient funds legally available to redeem all of the Redemption Shares for which redemption is required pursuant to Section 5(a) of this Exhibit C, then the Corporation shall to the maximum lawful extent redeem Redemption Shares from the Redeeming Stockholders, on a pro rata basis in accordance with their ownership thereof, and the Corporation shall redeem the remaining Redemption Shares on the same basis, as soon as sufficient funds become legally available therefor from time to time thereafter.

          (d)  MECHANICS OF REDEMPTION.  Each Redeeming Stockholder shall
               -----------------------
surrender the certificate or certificates representing his Redemption Shares to be redeemed on each Redemption Date to the Corporation, at the Corporation's principal executive office, and thereupon the Corporation will pay the Redemption Price for such Redemption Shares, as follows:

               (i) on the First Redemption Date, the entire Redemption Price for the Redemption Shares to be redeemed shall be paid in immediately available funds, by wire transfer to an account designated by the Redeeming Stockholder, or by certified or bank check payable to the Redeeming Stockholder ("Immediately
                                                                     -----------
Available Funds");
---------------

               (ii) on the Second Redemption Date, fifty percent (50%) of the Redemption Price for the Redemption Shares to be redeemed shall be paid in Immediately Available Funds and the remaining fifty percent (50%) of the Redemption Price for the Redemption Shares to be redeemed shall be paid by the execution and delivery by the Corporation of a promissory note, in a form reasonably satisfactory to the Redeeming Stockholder, the outstanding principal balance of which (together with all accrued and unpaid interest thereon) shall be payable in full (subject to prepayment without penalty and to acceleration on customary terms, including upon the bankruptcy or insolvency of the Corporation) on the one (1) year anniversary of the Second Redemption Date, bearing interest at the per annum rate equal to the "Prime Rate" of interest as published in the Eastern edition of the Wall Street Journal on the Redemption Notice Date or the
                       -------------------
next date of publication, and with installments of interest to be due and payable, in arrears, on the first day of each calendar month.

Each stock certificate surrendered for redemption shall be canceled and retired. If the number of Redemption Shares represented by any certificate surrendered in respect of any such redemption exceeds the number of Redemption Shares to be redeemed from the Redeeming Stockholder thereof, the Corporation shall issue and deliver to such Redeeming Stockholder a new certificate representing the unredeemed balance of such Redemption Shares.

     6.   VOTING RIGHTS.
          -------------

          (a) GENERAL.  Except as otherwise provided below, on all matters
              -------
submitted to a vote of the holders of shares of Common Stock, the holder of each share of Series C Preferred shall have the right to one vote for each Common Share into which such Series C Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of such shares of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the By-Laws of the Corporation, and, except as expressly provided in Section 6(b) of this Exhibit C, shall be entitled to vote, together with holders of shares of Common Stock with respect to any question upon which holders of shares of Common Stock have the right to vote.

          (b) ELECTION OF DIRECTORS.  Except as may be otherwise approved by
              ---------------------
vote or by the written consent of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred then outstanding, the Board of Directors shall consist of up to 7 members. The holders of the Series C Preferred, voting as a separate class, shall have the right to elect two (2) directors. Except as may otherwise be provided by law or in this Restated Certificate of Incorporation, the holders of the Common Stock shall have the right to elect the remaining members of the Board of Directors and the Series C Preferred shall not be entitled to vote in the election of the remaining members of the Board of Directors. Each director shall be elected at the annual meeting of shareholders and shall serve until his successor is elected and qualified or until his earlier resignation or removal. Any director who shall have been elected by the holders of Series C Preferred may be removed during his term of office, without cause, by and only by, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the shares of Series C Preferred then outstanding, given at a special meeting of such shareholders duly called for that purpose, and any vacancy thereby created may be filled by the holders of the Series C Preferred represented at that meeting.

          (c)  PROTECTIVE PROVISIONS. So long as twenty-five percent (25%) or
               ---------------------
more of the shares of Series C Preferred are outstanding, the Corporation shall not, and shall not attempt to, without first obtaining the approval (by vote or written consent) of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the then outstanding shares of Series C Preferred, voting as a separate class:

               (i) authorize any additional shares of Series C Preferred, or authorize and issue any shares of (a) any class or series of equity security having superior rights to the Series C Preferred as to dividends, redemptions or as to payment upon liquidation, dissolution or a winding up of the Corporation, or otherwise, or (b) any notes or debt securities convertible into or exchangeable for any equity securities or containing profit participation features;

               (ii) redeem or repurchase outstanding Common Stock in excess of an aggregate of 75,000 shares, provided that the Corporation may redeem shares of Common Stock from persons having been granted and exercised stock options pursuant to the Corporation's incentive stock plans as in effect as of the Effective Date, or as may be approved from time to time by the Corporation and by the holders of the Series C Preferred pursuant to Section 6(c)(ix) of this Exhibit C;

               (iii) enter into any agreement that would restrict the Corporation's ability to perform its obligations under any agreement to which the Corporation is a party concerning the Corporation's original issuance of any shares of the Series C Preferred (including this Restated Certificate of Incorporation);

               (iv) amend this Restated Certificate of Incorporation (including any Certificate of Designation) or the By-Laws of the Corporation in any manner that adversely affects the powers, rights, privileges or restrictions or relative preferences of the Series C Preferred or the holders thereof as a class, or increase the powers, preferences, rights, privileges or restrictions of any other class or series of preferred stock unless the Series C Preferred is treated in the same manner;

               (v) sell, transfer, convey or lease greater than twenty-five percent (25%) of the assets of the Corporation in one or more of a series of related transactions, except for the sale of inventory in the ordinary course of the Corporation's business;

               (vi) issue additional equity securities of any class or series to the employees, officers or directors of the Corporation, except (a) as permitted under Section 6(c)(viii) of this Exhibit C, or (b) such equity securities as may be issuable upon the exercise of options or warrants outstanding as of the Effective Date (or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with
Section 6(c) of this Exhibit C); provided that any such equity securities, including any options or warrants for equity securities of the Corporation, shall be granted at no less than the fair market value for such equity securities (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred);

               (vii) issue any equity securities of any class or series for a price less than fair market value (which shall be the amount agreed to by the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred) of the Corporation, except as may be required pursuant to contractual commitments of the Corporation existing as of the Effective Date;

               (viii) enter into any transaction or series of transactions or any agreement or other arrangement, including, without limitation, any loan, with or to any officer or director (or any family member or person affiliated with any officer or director) or other affiliate (excluding any Subsidiary of the Corporation) of the Corporation in excess of $100,000, individually, or $250,000, in the aggregate, during any calendar year, except as may be required pursuant to contractual commitments of the Corporation existing as of the Effective Date (except that such limitations shall not be applicable to any employment or other compensatory arrangements on reasonable arms' length terms (including, without limitation, the granting of stock options under any stock option plan in effect as of the Effective Date, or as may be approved from time to time by the Corporation and the holders of the Series C Preferred in accordance with Section 6(c)(ix) of this Exhibit C), as may be approved by the Board of Directors of the Corporation);

               (ix) adopt any stock option plans or increase the number of shares available or reserved for issuance under any stock option plan or related plan in effect as of the Effective Date;

               (x) engage in any transaction which would impair or reduce the rights of the holders of shares of the Series C Preferred as a class (except that the Corporation may effect a reverse-split of its Common Stock without the consent of the holders of shares of the Series C Preferred);

               (xi) merge or consolidate with any Person or permit any Subsidiary to merge or consolidate with any Person (other than a Subsidiary that is wholly-owned by the Corporation, directly or indirectly);

               (xii) liquidate, dissolve or effect a recapitalization or reorganization in any form of transaction (including, without limitation, any reorganization into a limited liability company, a partnership or any other non-corporate entity which is treated as a partnership for federal income tax purposes); or

               (xiii) issue any dividends on any class or series of capital stock of the Corporation other than (a) dividends issued on the Series C Preferred as provided in this Restated Certificate of Incorporation and (b) the IPO Stock Dividend, provided that the Corporation makes the adjustment set forth in Section 3(e)(i) of this Exhibit C and (b) any Cumulative Annual Dividends shall be subject to proportionate adjustment as provided in the last sentence of
Section 1(a)(ii) of this Exhibit C as a result of the IPO Stock Dividend.

     7.   PREEMPTIVE RIGHTS.
          -----------------

          (a) Each holder of Series C Preferred shall have a right to purchase its aggregate pro rata portion, based on the ratio of the number of shares of Common Stock and Series C Preferred held by such stockholder on an as-converted basis to the total number of shares of Common Stock, Series A Preferred, Series B Preferred and Series C Preferred on an as-converted basis held by all stockholders, of any issuance of new common stock, preferred stock or securities convertible into any class of capital stock of the Corporation ("New Equity").
                                                                 ----------
This right shall be transferable and terminate if unexercised within twenty (20) days after receipt of the Preemption Notice (as defined below).

          (b) If the Corporation proposes to undertake an issuance of New Equity, it shall give each holder of Series C Preferred written notice (a "Preemption Notice") of its intention, describing the type of New Equity, and
------------------
the price and the general terms upon which the Corporation proposes to issue the same. Each holder of Series C Preferred shall have twenty (20) days after receipt of the Preemption Notice to agree to purchase all or any portion of such pro rata share of such New Equity for the price and upon the terms specified in the Preemption Notice by giving written notice to the Corporation and stating therein the quantity (including amounts, if any, such holder of Series C Preferred would be willing to purchase over and above such holder of Series C Preferred's pro rata portion) of New Equity purchased. If a holder of Series C Preferred does not purchase any or all of its pro rata portion of New Equity, the remaining holders of Series C Preferred shall have the right to purchase such unpurchased New Equity or respective pro rata portion until all of the New Equity is purchased or until no other holder of Series C Preferred desires to purchase any more New Equity, provided that a written notice to such effect is given by such holders to the Corporation within such twenty (20) day period.

          (c) The phrase "New Equity" does not include (i) securities issued upon conversion of shares of Series A Preferred, Series B Preferred, or Series C Preferred into shares of Common Stock, (ii) securities issued by the Corporation as consideration pursuant to the acquisition of another corporation by the Corporation by merger, purchase of all or substantially all of the assets or other reorganization,
(iii) shares of Common Stock issued in connection with any stock split, stock dividend or recapitalization of the Corporation, (iv) shares of Common Stock issued to employees, consultants, or directors of the Corporation upon the exercise of stock options pursuant to incentive stock plans of the Corporation as in effect as of the Effective Date, or as may be approved from time to time by the Corporation and by the holders of the Series C Preferred pursuant to
Section 6(c)(ix) of this Exhibit C, (v) shares of Common Stock issued upon the exercise of any warrants outstanding as of the Effective Date, (vi) securities issued for services in arms' length transactions to parties other than employees, officers and directors of the Corporation, or (vii) shares of Common Stock issued in the Corporation's initial public offering.

     8.   NOTICE.  Any notice required or permitted under this Restated
          ------
Certificate of Incorporation shall be given in writing and shall be deemed effectively given only if (i) delivered personally (effective upon delivery),
(ii) mailed by registered or certified mail, postage prepaid (effective three
(3) days after dispatch), or (iii) sent by a reputable, established courier service that guarantees next business day delivery (effective the next business day) and addressed as follows: in the case of the Corporation, its principal office, and in the case of a holder of shares of Series C Preferred, the address of the holder as reflected in the stock records of the Corporation.

     9.   ARBITRATION.
          -----------

          (a) In the event that the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding shares of Series C Preferred fail either to accept or reject the fair market value of any property as determined by the Corporation for purposes of this Restated Certificate of Incorporation within thirty (30) days after the giving of any notice to the holders of the Series C Preferred by the Corporation setting forth the Corporation's fair market value determination with respect to such property for purposes of this Restated Certificate of Incorporation, the holders of the Series C Preferred shall be deemed to have accepted the Corporation's fair market value determination with respect to such property as set forth in such notice.

          (b) In the event that the Corporation and the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding Series C Preferred "Objecting Stockholders") fail to agree upon the fair market value of any
 ----------------------
property as may be required from time to time by this Restated Certificate of Incorporation, then in each such case such determination shall be made by an arbitration proceeding before a single independent arbitrator. Such arbitrator shall be appointed by the Corporation, subject to the approval of the Objecting Stockholders. The Corporation shall give written notice designating the arbitrator to each of the holders of shares of Series C Preferred. Upon such written notice from the Corporation, the Objecting Stockholders shall have ten
(10) days to deliver written notice of any objection that
they may have to the arbitrator selected by the Corporation and designating an alternative selection for an independent arbitrator, otherwise the Objecting Stockholders shall be deemed to have accepted the arbitrator appointed by the Corporation. If the parties fail to appoint a single arbitrator within ten (10) days after such notice by the Objecting Stockholders, then such fair market value determination shall be made by an arbitration proceeding before three (3) arbitrators. The arbitrator originally selected by the Corporation shall be appointed the first such arbitrator. The arbitrator next selected by the Objecting Stockholders shall be appointed the second such arbitrator. The two arbitrators so appointed shall appoint a third independent arbitrator within five (5) days after the expiration of the time period for the appointment of a single arbitrator by the Corporation and the Objecting Stockholders. The single arbitrator or the three arbitrators thus appointed shall resolve the matter in dispute within thirty (30) days after the appointment of the final arbitrator. All Arbitration proceedings shall be held in Boston, Massachusetts in accordance with the rules of the American Arbitration Association ("AAA"). Any decision or
                                                         ---
award made by the arbitrator(s) will be binding upon the Corporation and the Objecting Stockholders, no appeal may be taken from such decision or award, and judgment thereon may be entered in any court of competent jurisdiction. Except as otherwise provided in Section 5(b)(ii)(B)(3) of this Exhibit C, the costs and expenses of any arbitration proceeding pursuant to this Section 9 of this Exhibit C shall be borne by the Corporation.